UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 3, 2006

TUCOWS INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-28284	23-2707366
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

96 Mowat Avenue, Toronto, Ontario M6K 3M1, CANADA

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (416) 535-0123

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On December 19, 2005, the Registrant filed a Form 8-K describing that it has signed a definitive agreement with Critical Path, Inc. (“CP” or the “Seller”) to acquire substantially all of Critical Path’s hosted messaging assets, including the customer base, hosted messaging communications infrastructure, and other related assets, such as goodwill and a software license for Memova™ Messaging (the “CP Assets” or “Hosted Messaging Business”), for up to US $8.0 million in cash plus the assumption of some related contractual liabilities. The CP Assets meet the description of a business as presented in Rule 11-01(d) of Regulation S-X.  The Registrant hereby amends such Form 8-K to provide certain financial statements with respect to the CP Assets and consolidated pro forma financial information with respect to the acquisition of the CP Assets.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Historically, the Sellers operated the CP Assets as a group of departments and did not separately manage the CP Assets’ operations or maintain separate balance sheet or income statement accounts for the CP Assets. In addition, Sellers never prepared stand-alone financial statements for the CP Assets, in accordance with generally accepted accounting principles (“GAAP”), since it did not have a separate legal status or existence. As a result of these and other factors, financial statements for the CP Assets, in accordance with GAAP, are not readily available and impracticable to provide. Accordingly, permission was sought from the United States Securities and Exchange Commission, in lieu of providing full GAAP financial statements for the business acquired in accordance with Rule 3-05 of Regulation S-X, to provide the following statements: Audited Statements of Net Assets Sold as of December 31, 2004 and 2005 and audited Statements of Revenues and Direct Expenses for the years ended December 31, 2004 and 2005.

The statements noted above of the CP Assets are filed as Exhibit 99.1 to this report.

(b) Exhibits

23.1 Consent of PricewaterhouseCoopers LLP

99.1 Audited Statements of Net Assets Sold as of December 31, 2004 and 2005, Audited Statements of Revenues and Direct Expenses for the years ended December 31, 2004 and 2005.

99.2 Pro Forma Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2006	TUCOWS INC.

	By:	/s/ Michael Cooperman
Michael Cooperman
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited Statements of Net Assets Sold as of December 31, 2004 and 2005 and Audited Statements of Revenues and Direct Expenses for the years ended December 31, 2004 and 2005.

99.2	Pro Forma Consolidated Financial Statements

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